Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Press Release:
SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES
STRONG THIRD QUARTER RESULTS

•GAAP total revenue for the third quarter was $176.4 million, increasing 17% year-over-year
•Non-GAAP total revenue for the third quarter was $181.0 million, increasing 20% year-over-year
•GAAP EPS for the third quarter was $0.16; Non-GAAP EPS was $0.68

BRIDGEWATER, NJ –November 7, 2016 – Synchronoss Technologies, Inc. (NASDAQ: SNCR), the leader in mobile cloud innovation and software-based activation for mobile carriers, enterprises, retailers and OEMs around the world, today announced financial results for the third quarter of 2016.

“We are very proud of the Synchronoss team for delivering a strong third quarter with significant momentum around cloud and enterprise heading into year end and 2017,” said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss. “Cloud was very strong this quarter with both new and existing customers, as solid subscriber growth and expanded cloud initiatives in our core customer base set the stage for the next chapter of growth at Synchronoss.”

Financial Highlights for the third Quarter of 2016:

•	Total revenue: $176.4 million GAAP compared to $150.9 million in the third quarter of 2015. $181.0 million non-GAAP compared to $151.3 million in the third quarter of 2015.

•	Gross profit: $99.2 million GAAP compared to $87.4 million in the third quarter of 2015. $109.1 million non-GAAP compared to $92.1 million in the third quarter of 2015.

•	Operating income: $13.2 million GAAP compared to $22.3 million in the third quarter of 2015. $46.5 million non-GAAP compared to $43.2 million in the third quarter of 2015.

•	Net income attributable to Synchronoss: $7.7 million GAAP compared to $9.6 million in the third quarter of 2015. $32.5 million non-GAAP compared to $27.1 million in the third quarter of 2015.

•	Earnings per diluted share: $0.16 GAAP compared to $0.21 in the third quarter of 2015. $0.68 non-GAAP compared to $0.58 in the third quarter of 2015.

•	Operating cash flow: $(17.7) million GAAP and non-GAAP compared to $14.1 million in the third quarter of 2015.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

“We are pleased with our ability to deliver strong top-line growth with a growing cloud and enterprise pipeline,” said Karen L. Rosenberger, Chief Financial Officer and Treasurer. “We believe our ability to drive software growth, while investing in our enterprise and international initiatives, positions Synchronoss well heading into the fourth quarter and beyond.”

Third Quarter and Recent Business Highlights:

•
Cloud Solution revenue: $101.9 million of GAAP revenue, representing approximately 58% of total GAAP revenues and growing 34% on a year-over-year basis. $106.4 million of non-GAAP revenue, representing approximately 59% of total non-GAAP revenue and growing 40% year-over-year.

•
Activation Solution revenue: $74.5 million of GAAP revenue for the third quarter, representing 42% of our total GAAP revenues and remained flat year-over-year. $74.6 million of non-GAAP revenue, representing approximately 41% of our total non-GAAP revenues and was down one percent year-over-year.

•	Completed key cloud migrations at international customers such as Softbank, America Movil, and British Telecom as they move towards scaling our Personal Cloud Platform.

•	Enterprise Secure Mobility Platform (SMP) had numerous customer wins and competitive displacements during the quarter across the healthcare, legal, and financial verticals.

•	Our Verizon UID partnership is helping provide us with access to approximately one-third of the US consumer market and a host of large enterprise customers in this new market.

Third Quarter Investor Conference Participation Schedule:

•	Credit Suisse Technology Conference December 1, 2016-Phoenix, AZ

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call today, at 5:00 p.m. (ET) to discuss the company’s financial results. To access this call, dial 877-930-7767 (domestic) or 253-336-7416 (international). The pass code for the call is 42244350. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 42244350. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition and restructuring related costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss (NASDAQ:SNCR), is the mobile innovation leader that provides personal cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers. For more information visit us at: www.synchronoss.com.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2015 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

The Synchronoss logo, Synchronoss and Synchronoss Integrated Life are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

CONTACT: Synchronoss Technologies, Inc.

Investor and Media:
Daniel Ives, +1 908-524-1047
daniel.ives@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$123,319	$147,634
Marketable securities	16,973	66,357
Accounts receivable, net of allowance for doubtful accounts of $1,123 and $3,029 at September 30, 2016 and December 31, 2015, respectively	217,307	143,692
Prepaid expenses and other assets	48,242	49,262
Total current assets	405,841	406,945
Marketable securities	3,968	19,635
Property and equipment, net	168,083	168,280
Goodwill	315,185	221,271
Intangible assets, net	215,666	174,322
Deferred tax assets	1,904	3,560
Other assets	14,082	16,215
Total assets	$1,124,729	$1,010,228

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,724	$26,038
Accrued expenses	54,066	45,819
Deferred revenues	26,106	8,323
Contingent consideration obligation	8,229	—
Short term debt	38,000	—
Total current liabilities	155,125	80,180
Lease financing obligation - long term	13,082	13,343
Contingent consideration obligation - long-term	—	930
Convertible debt	225,938	224,878
Deferred tax liability	26,397	16,404
Other liabilities	20,399	3,227
Redeemable noncontrolling interest	52,616	61,452
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at September 30, 2016 and December 31, 2015	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 49,309 and 48,084 shares issued; 45,315 and 44,405 outstanding at September 30, 2016 and December 31, 2015, respectively	3	4
Treasury stock, at cost (3,994 and 3,679 shares at September 30, 2016 and December 31, 2015, respectively)	(95,183)	(65,651)
Additional paid-in capital	561,992	512,802
Accumulated other comprehensive loss	(31,788)	(38,684)
Retained earnings	196,148	201,343
Total stockholders’ equity	631,172	609,814
Total liabilities and stockholders’ equity	$1,124,729	$1,010,228

SYNCHRONOSS TECHNOLOGIES, INC.
STATEMENT OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net revenues	$176,421	$150,874	$476,658	$421,620
Costs and expenses:
Cost of services*	77,230	63,438	217,004	172,013
Research and development	28,141	23,986	78,408	68,472
Selling, general and administrative	31,600	21,003	89,799	60,603
Net change in contingent consideration obligation	572	—	7,299	—
Restructuring charges	977	399	5,139	5,090
Depreciation and amortization	24,692	19,754	74,009	51,221
Total costs and expenses	163,212	128,580	471,658	357,399
Income from operations	13,209	22,294	5,000	64,221
Interest income	271	546	1,492	1,483
Interest expense	(1,596)	(1,448)	(5,006)	(4,208)
Other income (expense), net	(167)	(1,030)	(186)	(601)
Income before income tax expense	11,717	20,362	1,300	60,895
Income tax expense	(6,884)	(10,717)	(14,853)	(25,535)
Net income (loss)	4,833	9,645	(13,553)	35,360
Net loss attributable to noncontrolling interests	(2,843)	—	(8,836)	—
Net income (loss) attributable to Synchronoss	$7,676	$9,645	$(4,717)	$35,360

Net income (loss) attributable to Synchronoss	7,676	9,645	(4,717)	35,360
Add: After-tax interest on convertible debt	323	377	—	1,366
Net income (loss) for diluted EPS calculation**	$7,999	$10,022	$(4,717)	$36,726

Net income (loss) per common share attributable to Synchronoss:
Basic	$0.18	$0.23	$(0.11)	$0.84
Diluted	$0.16	$0.21	$(0.11)	$0.77

Weighted-average common shares outstanding:
Basic	43,560	42,491	43,488	42,077
Diluted	48,590	47,692	43,488	47,505

* Cost of services excludes depreciation and amortization which is shown separately.
** Includes an add back for the convertible debt interest

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$2,184	$1,884	$6,024	$4,969
Research and development	2,510	1,986	6,366	5,113
Selling, general and administrative	4,287	4,277	13,017	11,152
Total fair value stock-based compensation expense	$8,981	$8,147	$25,407	$21,234

(2) Amounts include acquisition costs as follows:
Cost of services	$3,153	$2,304	$14,138	$3,202
Research and development	3,033	2,289	9,721	4,932
Selling, general and administrative	1,118	134	5,486	449
Total acquisition costs	$7,304	$4,727	$29,345	$8,583

SYNCHRONOSS TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Non-GAAP financial measures and reconciliation:

GAAP Revenue	$176,421	$150,874	$476,658	$421,620
Add: Deferred revenue write-down	4,554	475	11,384	692
Non-GAAP Revenue	$180,975	$151,349	$488,042	$422,312

GAAP Revenue	$176,421	$150,874	$476,658	$421,620
Less: Cost of services	77,230	63,438	217,004	172,013
GAAP Gross Margin	99,191	87,436	259,654	249,607
Add: Deferred revenue write-down	4,554	475	11,384	692
Add: Fair value stock-based compensation	2,184	1,884	6,024	4,969
Add: Acquisition and restructuring costs	3,153	2,304	14,138	3,202
Non-GAAP Gross Margin	$109,082	$92,099	$291,200	$258,470
Non-GAAP Gross Margin %	60%	61%	60%	61%

GAAP income from operations	$13,209	$22,294	$5,000	$64,221
Add: Deferred revenue write-down	4,554	475	11,384	692
Add: Fair value stock-based compensation	8,981	8,147	25,407	21,234
Add: Acquisition and restructuring costs	8,281	5,126	34,484	13,673
Add: Net change in contingent consideration obligation	572	—	7,299	—
Add: Amortization expense	10,921	7,184	33,430	18,509
Non-GAAP income from operations	$46,518	$43,226	$117,004	$118,329

GAAP net income (loss) attributable to Synchronoss	$7,676	$9,645	$(4,717)	$35,360
Add: Deferred revenue write-down	4,554	475	11,384	692
Add: Fair value stock-based compensation	8,981	8,147	25,407	21,234
Add: Acquisition and restructuring costs	8,281	5,126	34,484	13,673
Add: Net change in contingent consideration obligation, net of Fx change	572	—	7,299	—
Add: Amortization expense	10,921	7,184	33,430	18,509
Less: Noncontrolling interest non-GAAP adjustments	(1,373)	—	(4,375)	—
Less: Tax effect	(7,065)	(3,488)	(20,477)	(14,025)
Non-GAAP net income attributable to Synchronoss	$32,547	$27,089	$82,435	$75,443
Add: After-tax interest on convertible debt	549	516	1,647	1,544
Net income for diluted EPS calculation	$33,096	$27,605	$84,082	$76,987

Diluted non-GAAP net income per share	$0.68	$0.58	$1.74	$1.62

Weighted shares outstanding - Diluted	48,590	47,692	48,290	47,505

SYNCHRONOSS TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
Operating activities:		(As Adjusted)
Net (loss) income	$(13,553)	$35,360
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization expense	74,009	51,221
Amortization of debt issuance costs	1,197	1,125
Loss on disposals	(70)	—
Amortization of bond premium	1,214	1,261
Deferred income taxes	5,537	(11,772)
Non-cash interest on leased facility	763	694
Stock-based compensation	25,407	21,234
Contingent consideration obligation	7,299	(1,532)
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(72,871)	(40,442)
Prepaid expenses and other current assets [1]	5,315	8,020
Other assets	4,558	(670)
Accounts payable	(5,679)	106
Accrued expenses [1]	4,070	10,497
Other liabilities	(6,596)	(138)
Deferred revenues	25,884	1,610
Net cash provided by operating activities	56,484	76,574

Investing activities:
Purchases of fixed assets	(46,189)	(53,461)
Purchases of intangible assets	—	(1,200)
Purchases of marketable securities available-for-sale	(12,841)	(105,817)
Maturities of marketable securities available-for-sale	76,979	75,370
Businesses acquired, net of cash	(98,428)	(83,592)
Net cash used in investing activities	(80,479)	(168,700)

Financing activities:
Proceeds from the exercise of stock options	9,382	16,752
Taxes paid on withholding shares [1]	(7,176)	(15,472)
Payments on contingent consideration obligation	—	(4,468)
Debt issuance costs related to convertible notes	(1,346)	—
Borrowings on revolving line of credit	144,000	—
Repayment of revolving line of credit	(106,000)	—
Repurchases of common stock	(40,025)	—
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	2,183	1,902
Repayments of capital lease obligations	(2,933)	(1,772)
Net cash used in financing activities	(1,915)	(3,058)
Effect of exchange rate changes on cash	1,595	2,569
Net decrease in cash and cash equivalents	(24,315)	(92,615)
Cash and cash equivalents at beginning of period	147,634	235,967
Cash and cash equivalents at end of period	$123,319	$143,352

1 Certain prior year amounts have been adjusted to conform with the adoption of ASU 2016-09.

SYNCHRONOSS TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
		(As Adjusted)
Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$56,484	$76,574
Add: Cash payments on settlement of earn-out	—	3,532
Adjusted cash flow provided by operating activities (Non-GAAP)	$56,484	$80,106

1 Certain prior year amounts have been adjusted to conform with the adoption of ASU 2016-09.